As filed with the Securities and Exchange Commission on July 9, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004

Item 1. Report to Stockholders.

EDGAR LOMAX VALUE FUND
Semi-Annual Report
April 30, 2004

Dear Fellow Shareholder:

We are pleased to report that the past six months proved a rather successful period for the Edgar Lomax Value Fund and its investors. Despite the market’s clear favor toward "small-cap" stocks and "tech" issues, our "large-cap value" holdings gained 6.19%, nearly matching the S&P 500’s return of 6.39%. For the 1- and 5-year periods ended April 30, the Fund’s average annual total returns are 22.17% and 0.23% compared to S&P 500 respective returns of 22.88% and -2.27%. Since its opening on December 12, 1997, the Fund has produced a total annualized return of 4.10% versus an S&P 500 return of 3.87%. At the same time, the Fund’s assets have grown to $12.4 million.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Before proceeding, we want to make you aware of a positive feature we recently added to the Fund’s expense structure. As you may know, The Edgar Lomax Company receives a management fee for its service as investment advisor to the Fund. Starting this past March 31, however, we decided to voluntarily waive a portion of this fee if ever our trailing 3-year performance falls behind that of the S&P/Barra Value Index, the "value" subindex of the S&P 500. Currently, this is not even close to being an issue. While the details of the voluntary fee waiver are in the latest prospectus, suffice it to say that we are serious about aligning our interests with yours.

In observing the market over the past year, we have seen signs of complacency reemerge among investors. Stocks of the smallest corporations just completed their fourth consecutive year of huge outperformance over larger companies, and technology stocks (many of which are not profitable) soundly outperformed higher quality names. These are shades of 1999, when investor enthusiasm caused the prices of "growth" stocks (especially "tech" stocks) to run well ahead of their underlying corporate performance—and we all know the carnage that followed.

We believe the stocks in the Fund are among the finest available. Just look at the "Schedule of Investments" included in this report. Remember, these are the types of profitable companies that brought the Fund through the terrible 2000-2002 bear market with nary a scratch and, in our opinion, have not even begun to show you the kind of strong positive performance of which they are capable. Examples of our favorite stocks are Exxon Mobil and Citigroup. Exxon maintains impeccable financial strength while delivering consistent performance. It aided our performance relative to the S&P 500 index by rising almost 18% in the six months through April 30. Citigroup, also a very strong and dominant worldwide corporation, rose about 3% over the period— trailing the S&P 500 primarily due to investor uncertainty over whether rising interest rates will dampen its future profits. Let’s be clear, both companies (like the rest of our holdings) are in the Fund because we expect their long-term results to be above average, regardless of short-term fluctuations.

Thank you for your investment in the Fund. We will keep working hard to earn the confidence you have shown in us thus far. In the meantime, we hope you agree that we have met our foremost goal—to bring you long-term outperformance of the broad market, while limiting downside volatility.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Small - and Medium-capitalization companies tend to have limited liquidity and greater pricevolatiity than large capitalization companies.

Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios, which is calculated by dividing the current price of the stock by the company's book value per share. You cannot invest directly in an index.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus. Quasar Distributors, LLC, Distributor. (06/04)

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2004 (Unaudited)

Shares	COMMON STOCKS: 93.65%	Market Value

	Automobiles & Components: 4.15%
6,600	Ford Motor Co.	$101,376
8,725	General Motors Corp.	413,740

		515,116

	Banks: 5.88%
3,300	Bank of America Corp.	265,617
6,400	U.S. Bancorp	164,096
5,300	Wells Fargo & Co	299,238

		728,951

	Capital Goods: 8.32%
3,000	General Dynamics Corp.	280,860
19,300	General Electric Co.	578,035
2,000	United Technologies Corp.	172,520

		1,031,415

	Consumer Durables & Apparel: 5.18%
10,475	Eastman Kodak Co.	270,150
12,100	RadioShack Corp.	372,196

		642,346

	Department Stores: 1.12%
1,500	May Department Stores Co.	46,200
2,300	Sears, Roebuck & Co.	92,115

		138,315

	Diversified Financials: 9.63%
12,200	Citigroup, Inc.	586,698
16,165	J.P. Morgan Chase & Co.	607,804

		1,194,502
	Food, Beverage & Tobacco: 4.84%
10,850	Altria Group, Inc.	600,873

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2004 (Unaudited), continued

Shares		Market Value

	Healthcare Equipment & Services: 6.14%
9,500	Bristol-Myers Squibb Co.	238,450
8,100	Cigna Corp.	522,531

		700,981

	Insurance: 2.25%
6,100	Allstate Corp.	279,990

	Materials: 2.75%
7,938	E. I. du Pont de Nemours and Co.	340,937

	Personal Credit Institutions: 0.35%
900	American Express Co.	44,055

	Petroleum Refining: 4.97%
14,500	Exxon Mobil Corp.	616,975

	Pharmaceuticals & Biotechnology: 4.93%
13,000	Merck & Co., Inc.	611,000

	Retail: 4.47%
17,500	Limited Brands	361,200
5,500	The Home Depot, Inc.	193,545

		554,745

	Securities Brokers & Dealers: 11.26%
2,500	Lehman Brothers Holdings, Inc.	183,500
6,400	Merrill Lynch & Co., Inc.	347,072
8,000	Morgan Stanley	411,120
4,700	The Goldman Sachs Group, Inc.	454,725

		1,396,417

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2004 (Unaudited), continued

Shares		Market Value

	Telecommunications: 10.98%
29,580	AT&T Corp	507,297
22,800	SBC Communications, Inc	567,720
7,600	Verizon Communications, Inc	286,824

		1,361,841

	Transportation: 4.38%
8,400	Burlington Northern Santa Fe Corp	274,680
11,300	Norfolk Southern Corp	269,166

		543,846

	Utilities: 2.05%
8,825	The Southern Co	253,807

	Total Common Stocks (Cost $10,980,069)	11,616,112

	SHORT-TERM INVESTMENTS: 6.05%

505,350	Federated Cash Trust Money Market	505,350
245,478	SEI Daily Income Treasury Government - Class B	245,478

	Total Short-Term Investments (Cost $750,828)	750,828

	Total Investments in Securities: 99.70% (Cost $11,730,897)	12,366,940
	Other Assets In Excess of Liabilities: 0.30%	36,767

	Net Assets: 100.00%	$12,403,707

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (identified cost of $11,730,897)	$12,366,940
Cash	1,000
Receivables
Fund shares sold	4,519
Dividends	30,879
Prepaid expenses	16,238

Total assets	12,419,576

LIABILITIES
Payables
Due to advisor	893
Administration fees	2,466
Transfer agent fees	2,574
Fund accounting fees	2,955
Custodian fees	1,104
Accrued expenses	5,877

Total liabilities	15,869

NET ASSETS	$12,403,707

Net asset value, offering and redemption price per share [$12,403,707/1,130,308 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$10.97

COMPONENTS OF NET ASSETS
Paid-in capital	$11,644,755
Undistributed net investment income	92,819
Accumulated net realized gain on investments	30,090
Net unrealized appreciation on investments	636,043

Net assets	$12,403,707

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the six months ended April 30, 2004 (Unaudited)

INVESTMENT INCOME
Dividend Income	$168,128

Expenses
Advisory fees (Note 3)	61,226
Administration fees (Note 3)	14,95
Professional fees	12,716
Transfer agent fees	10,878
Registration fees	10,509
Fund accounting fees	10,321
Trustee fees	3,789
Custody fees	3,052
Shareholder reporting	2,892
Miscellaneous	2,284
Insurance expense	748

Total expenses	133,374
Less, advisory fee waiver and absorption (Note 3)	(58,065)

Net epenses	75,309

Net investment income	92,819

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	238,250
Net change in unrealized appreciation on investments	387,906

Net realized and unrealized gain on investments	626,156

Net Increase in Net Assets Resulting from Operations	$718,975

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$92,819	$163,805
Net realized gain on investments	238,250	199,172
Net change in unrealized appreciation on investments	387,906	1,260,403

Net increase in net assest resulting from operations	718,975	1,623,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(163,784)	(122,057)
From net realized gain	-	-

Total dividends and distributions to shareholders	(163,784)	(122,057)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in outstanding shares (a)	462,636	3,081,133

Total increase in net assets	1,017,827	4,582,456

NET ASSETS
Beginning of period	11,385,880	6,803,424

End of period	$12,403,707	$11,385,880

Includes undistributed net investment income of:	$92,819	$163,784

(a) A summary of share transactions is as follows:

	Six Months Ended April 30, 2004 (Unaudited)		Year Ended October 31, 2003
	Shares	Paid in Capital	Shares	Paid in Capital

Shares sold	57,542	$638,818	567,891	$5,278,487
Shares issued on reinvestments of distributions	14,750	163,582	13,423	121,879
Shares redeemed	(30,673)	(339,764)	(246,454)	(2,319,233)

Net increase	41,619	$462,636	334,860	$3,081,133

See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months Ended April 30, 2004	Year Ended October 31,
	(Unaudited)	2003	2002	2001	2000	1999

Net asset value,
beginning of period	$10.46	$9.03	$10.09	$11.52	$11.85	$10.78

Income from investment operations:
Net investment income	0.08	0.15	0.16	0.13	0.12	0.08
Net realized and unrealized
gain/(loss) on investments	0.58	1.44	(0.96)	(1.17)	0.26	1.10

Total from investment operations	0.66	1.59	(0.80)	(1.04)	0.38	1.18

Less distributions:
From net investment on income	(0.15)	(0.16)	(0.13)	(0.11)	(0.10)	(0.07)
From net realized gain on investments	-	-	(0.13)	(0.28)	(0.61)	(0.04)

Total distributions	(0.15)	(0.16)	(0.26)	(0.39)	(0.71)	(0.11)

Net asset value, end of period	$10.97	$10.46	$9.03	$10.09	$11.52	$11.85

Total return	22.17%‡	17.89%	(8.28%)	(9.48%)	3.65%	11.05%

Ratios/supplemental data:
Net assets, end of period (thousands)	$12,404	$11,386	$6,803	$5,027	$4,759	$4,267
Ratio of expenses to average net assets:
Before expense reimbursement	2.18%†	2.59%	2.76%	2.99%	3.59%	3.63%
After expense reimbursement	1.23%†	1.23%	1.23%	1.31%	1.75%	1.75%
Ratio of net investment income
to average net assets:
After expense reimbursement	1.52%†	1.88%	1.82%	1.24%	1.22%	0.81%

Portfolio turnover rate	10.84%‡	74.84%	59.24%	30.47%	47.43%	41.85%

† Annualized
‡ Not Annualized
See accompanying Notes to Financial Statements.

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EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2004 (Unaudited)

NOTE 1 - ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.    Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B.    Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.    Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.    Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.    Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

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EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2004 (Unaudited), continued

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2004, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the S&P/Barra Value Index. The Advisor intends to waive a portion of its management fee whenever, as of the end of each month, the Fund’s 3-year average annual total return is less than that of the S&P/Barra Value Index. This voluntary fee waiver by the Advisor can be terminated at any time. For the six months ended April 30, 2004, the Fund incurred $61,226 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.23% of average net assets (the “expense cap”). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2004, the Advisor reduced its fees and absorbed Fund expenses in the amount of $58,065; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2004	$158,321
2005	102,847
2006	118,795
2007	58,065

$438,028

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

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EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2004 (Unaudited), continued

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s Custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,499,066 and $1,252,453, respectively.

NOTE 5 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the six months ended April 30, 2004 and the year ended October 31, 2003 were as follows:

	2004	2003
Ordinary Income	$163,784	$122,057

As of October 31, 2003, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$10,790,959

Gross tax unrealized appreciation	700,764
Gross tax unrealized depreciation	(504,799)

Net tax unrealized appreciation	$195,965

Undistributed ordinary income	$163,784
Undistributed long-term capital gain	-

Total distributable earnings	$163,784

Other accumulated gains/(losses)	$(155,988)

Total accumulated earnings/(losses)	$203,761

The Fund had a capital loss carryforward of ($155,988) as of October 31, 2003, which expires in 2010.

For the year ended October 31, 2003, 100% of the ordinary distributions paid by the Edgar Lomax Value Fund qualify for the dividend received deduction available to corporate shareholders.

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EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS April 30, 2004 (Unaudited)

How to Obtain A Copy Of The Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524, on the fund’s website at mcintyreinvestments.net, or on the U.S. Securities and Exchange Commission’s website at sec.gov.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, Virginia 22150
 www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(866) 205-0524

Independent Accountants
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call (866) 205-0524.

Edgar Lomax Value Fund

 Semi-Annual Report
For the six months ended April 30, 2004

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board of Trustees.

Item 10. Controls and Procedures.

(a)    The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

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(b)   There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s N-CSR filed December 5, 2003.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)   Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)_/s/ Eric M. Banhazl
Eric M. Banhazl, President

Date ____7/2/04__________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
 Eric M. Banhazl, President

Date ___7/2/04___________

By (Signature and Title)* _/s/ Douglas G. Hess
  Douglas G. Hess, Treasurer

Date ____7/2/04__________

* Print the name and title of each signing officer under his or her signature.

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